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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)   August 2, 1996
                                                --------------------------------

                         GLOBAL NATURAL RESOURCES INC.
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               (Exact Name of Registrant as Specified in Charter)

 New Jersey                                        1-8674                            93-0835865
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(State or Other Jurisdiction                       (Commission                         (IRS Employer
  Of Incorporation)                                File Number)                      Identification No.)

5300 Memorial Drive, Suite 800, Houston Texas                           77007
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code    (713) 880-5464
                                                  ------------------------------




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Item 5.          OTHER EVENTS.

                 By Report on Form 8-K dated July 22, 1996, Global Natural Resources Inc. (the "Company") reported the execution and delivery of an Agreement and Plan of Merger among Seagull Energy Corporation, GNR Merger Corporation and the Company, and filed a copy of such Agreement and Plan of Merger.

                 The purpose of this Report on Form 8-K/A is to confirm the correction of a typographical error in such Agreement and Plan of Merger.
Section 10.1(b) of such Agreement incorrectly refers to January 31, 1996. The correct date is January 31, 1997.





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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.




                             GLOBAL NATURAL RESOURCES INC.




Dated:  August 2, 1996      By:  /s/ E. Lynn Hill
                               ------------------------------------------------
                               E. Lynn Hill
                               Senior Vice President--Finance and Administration







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